Scudder Real Estate Investment Fund

Supplement to Prospectus
Dated March 2, 1998

Until April 30, 1999, the Fund's investment adviser, Scudder Kemper Investments, Inc., has agreed to continue to maintain annual expenses of the Fund at not more than 1.25% of average daily net assets.

December 31, 1998